1 Q4 Earnings Review February 22, 2011 Exhibit 99.2

2 Cautionary Notice: Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as "believe", "expect", "anticipate", "intend", "plan", "foresee", "may" ,"will" and other similar words. Statements that describe our Company's objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and used vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending December 31, 2009 and our Form 10-Q for the quarter ending September 30, 2010. These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements.

3 Sonic Automotive Q4 2010 Quarter in Review Financial Results Operations Recap Summary and Outlook

4 Overall Results - Q4 2010 Portfolio maximization strategy continues to drive results: Operating Playbooks key to organic growth: Revenues up 17.0% New vehicle revenue up 19.9%, exceeding industry growth Used revenue up 18.2% Fixed Operations up 8.0% Balance sheet and liquidity in great shape Real estate opportunities remain available SG&A to Gross declined to 78.8% Adjusted income from continuing operations up 74.3% Q4 adjusted diluted EPS from continuing operations was $0.30 per share, an increase of 57.9% from 2009

Quarterly Results (Adjusted*) *See appendix for reconciliation to GAAP amounts 5 * *

Annual Results (Adjusted*) *See appendix for reconciliation to GAAP amounts 6 * *

7 Adjusted EBITDA - All Operations (amount s in millions)

8 SG&A - Q4 2010 (1) SG&A amounts adjusted for $1.1M lease exit charge, $2.9M franchise tax assessment and $1.2M swap adjustment. Unadjusted amounts are $12.7M for Other Variable, $25.3M for Rent Expense, $34.9M for Other Fixed, $209.7M for Total SG&A and 81.8% for SG&A % of Gross. 100 bps Improvement (1) (dollars in thousands)

9 Liquidity (1)Excludes other non-public debt principal (primarily mortgages) of $140.8 million and $155.6 million at December 31, 2009 and December 31, 2010, respectively. (1) (1)

Capital Spending 10 (amounts in millions)

11 Debt Covenants Compliant with all Covenants

New Retail Vehicles 12 Revenue $ Gross $ Sequential revenue and gross increases since Q1 2010. (Q4 2010 significantly higher than Q4 2009) (amounts in millions)

New Retail Vehicle Trend 13 * F&I revenue associated with new vehicle sales ** Q3 2009 included Cash for Clunkers program * **

14 Used Retail Vehicles Volume Multiple year double-digit growth in unit volume

Used Retail Vehicle Trend 15 * F&I revenue associated with used vehicle retail sales

16 Fixed Operations Revenue Trend 2.8% YOY 4.7% YOY 5.6% YOY 8.0% YOY ($'s in millions)

17 Fixed Operations Gross Trend 4.2% YOY 3.2% YOY 2.8% YOY 6.0% YOY ($'s in millions)

18 Summary Strong operating performance: New vehicle volume easily outpaced industry Used retail vehicle volume and gross continue to grow Fixed operations gross profit up for Q4 and full year F&I continues to benefit from growth in new and used volume 28% total company turnover; 80% customer satisfaction Predictable, Repeatable, Sustainable process strategy continues: New vehicle playbook rollout just beginning Used vehicle and F&I refinements continue Generating increasing amounts of cash for strategic purposes

2011 Outlook Expect New Vehicle SAAR of 12.5 million Used Vehicle Growth in low double digits Property Purchases to Continue Expect SG&A to gross below 80% Targeting 2011 Diluted EPS from Continuing Operations of $1.18 - $1.28 19

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21 Reconciliation of Non-GAAP Financial Information

22 Reconciliation of Non-GAAP Financial Information

23 Reconciliation of Non-GAAP Financial Information

24 Reconciliation of Non-GAAP Financial Information

25 Reconciliation of Non-GAAP Financial Information

26 Reconciliation of Non-GAAP Financial Information

27 Reconciliation of Non-GAAP Financial Information